Digital Assets	12 Months Ended
Mar. 31, 2026
Digital Assets [Abstract]
Digital Assets

7. Digital Assets

During the year ended March 31, 2026, the Company deposited $500,000 onto a financially regulated digital asset custody platform and used these funds to acquire a portfolio of cryptocurrencies. The portfolio is held for investment purposes.

The following table summarizes the Company’s digital asset holdings as at March 31, 2026:

Asset	Symbol	Quantity	Fair Value per Unit	Fair Value	Cost	Revaluation Decrease
Bitcoin	BTC	3.25	$68,235	$221,762	$272,445	$(50,683)
Ethereum	ETH	35	$2,104	$73,634	$97,402	$(23,768)
Solana	SOL	1,024	$83	$85,064	$120,855	$(35,791)
Tether	USDT	1,000	$1	$1,000	$1,000	-
USD Coin	USDC	1,000	$1	$1,000	$1,000	-
Cash (USD)		7,298	$1	$7,298	$7,298	-
Total				$389,758	$500,000	$(110,242)

The revaluation decrease expense has been included in the consolidated statements of net loss and comprehensive loss.